Credit Suisse First Boston
ABSC 2005-HE8
7,933 records
All records

Selection Criteria: All records
Table of Contents
  DISTRIBUTION BY FICO

1. DISTRIBUTION BY FICO

DISTRIBUTION BY FICO	Count	Balance	% of Balance	Gross Rate	Gross Margin	Gross Lifecap	Gross Lifefloor	Servicing Fees	Sched Rem Term	Rem Amort	Orig Term	Initial Cap	Periodic Cap	Month to Next Adjustment	Provided LTV	Known FICOs	Avg Balance	LTV > 80 w MI
<= 500	14	2,217,961.89	0.16	8.564	5.612	7.000	8.310	0.500	351	351	352	1.500	1.500	22	76.77	500	158,425.85	0.00
501 - 510	214	31,735,195.63	2.23	8.270	6.042	6.993	8.248	0.500	357	357	359	1.496	1.493	23	75.07	505	148,295.31	0.00
511 - 520	214	34,016,785.05	2.39	8.149	5.996	7.000	8.101	0.500	356	355	357	1.500	1.500	23	75.79	516	158,956.94	0.00
521 - 530	254	37,974,048.09	2.66	7.971	5.957	6.966	7.912	0.500	356	356	358	1.495	1.495	23	74.76	526	149,504.13	0.00
531 - 540	251	38,527,199.46	2.70	7.743	5.908	7.000	7.710	0.500	356	356	358	1.500	1.500	23	76.18	535	153,494.82	0.00
541 - 550	259	41,038,760.86	2.88	7.795	5.895	6.995	7.745	0.500	356	356	357	1.498	1.498	23	77.66	546	158,450.81	0.00
551 - 560	298	50,743,103.66	3.56	7.750	5.899	6.982	7.708	0.500	356	355	358	1.495	1.495	24	78.75	555	170,278.87	0.00
561 - 570	321	59,156,891.79	4.15	7.544	5.879	7.000	7.535	0.500	357	350	358	1.500	1.500	24	80.59	565	184,289.38	0.00
571 - 580	351	60,354,181.42	4.23	7.453	5.872	6.992	7.443	0.500	355	350	357	1.496	1.496	23	78.85	576	171,949.23	0.00
581 - 590	509	84,712,580.21	5.94	7.199	5.824	6.994	7.125	0.500	356	348	358	1.498	1.498	24	80.56	585	166,429.43	0.00
591 - 600	521	86,698,763.83	6.08	7.297	5.775	6.998	7.181	0.500	356	347	357	1.499	1.499	24	81.41	595	166,408.38	0.00
601 - 610	507	87,415,303.36	6.13	7.069	5.801	6.998	6.969	0.500	355	344	357	1.499	1.499	25	80.84	606	172,416.77	0.00
611 - 620	477	83,636,997.13	5.87	7.093	5.802	6.993	6.983	0.500	356	347	357	1.496	1.496	24	81.83	616	175,339.62	0.00
621 - 630	555	97,887,453.61	6.87	7.152	5.809	6.997	7.019	0.500	355	344	357	1.499	1.499	24	82.82	625	176,373.79	0.00
631 - 640	523	94,240,172.69	6.61	7.192	5.768	6.992	6.981	0.500	354	346	356	1.499	1.499	24	83.51	636	180,191.53	0.00
641 - 650	479	89,426,526.27	6.27	6.986	5.770	6.995	6.874	0.500	356	347	358	1.497	1.497	24	82.98	645	186,694.21	0.00
651 - 660	402	78,837,097.09	5.53	7.013	5.763	6.994	6.854	0.500	357	346	358	1.497	1.497	25	83.20	655	196,112.18	0.00
661 - 670	392	74,658,463.30	5.24	6.970	5.738	6.998	6.872	0.500	355	346	357	1.499	1.499	24	83.03	665	190,455.26	0.00
671 - 680	313	64,767,012.26	4.54	6.933	5.768	6.998	6.871	0.500	357	344	358	1.500	1.500	24	83.81	675	206,923.36	0.00
681 - 690	240	46,823,230.67	3.28	6.959	5.809	7.000	6.747	0.500	353	340	355	1.500	1.500	25	84.08	685	195,096.79	0.00
691 - 700	190	38,105,501.44	2.67	6.906	5.799	6.994	6.750	0.500	356	342	357	1.497	1.497	24	82.15	695	200,555.27	0.00
701 - 710	131	28,354,318.95	1.99	6.940	5.803	6.983	6.875	0.500	355	343	357	1.491	1.491	25	83.83	705	216,445.18	0.00
711 - 720	128	27,800,651.85	1.95	6.976	5.776	6.995	6.965	0.500	354	341	355	1.498	1.498	23	83.25	715	217,192.59	0.00
721 - 730	99	21,517,816.68	1.51	7.076	5.816	7.000	7.011	0.500	356	347	357	1.500	1.500	24	83.77	725	217,351.68	0.00
731 - 740	70	14,996,722.05	1.05	7.043	5.819	6.981	6.932	0.500	354	345	356	1.494	1.494	24	83.08	736	214,238.89	0.00
741 - 750	63	15,324,874.40	1.07	6.881	5.845	7.000	6.837	0.500	358	344	360	1.500	1.500	23	80.09	745	243,251.97	0.00
751 - 760	49	9,657,775.05	0.68	6.856	5.821	7.000	6.693	0.500	352	338	354	1.500	1.500	24	85.17	755	197,097.45	0.00
761 - 770	44	10,117,407.07	0.71	7.051	5.838	7.000	7.156	0.500	353	339	355	1.500	1.500	26	81.35	765	229,941.07	0.00
771 - 780	25	6,088,975.49	0.43	7.201	5.579	7.000	7.047	0.500	356	344	358	1.500	1.500	24	82.62	774	243,559.02	0.00
781 - 790	21	4,720,667.44	0.33	7.251	5.867	7.000	7.188	0.500	359	352	360	1.500	1.500	23	87.24	785	224,793.69	0.00
791 - 800	12	2,304,598.31	0.16	7.347	5.870	7.000	7.161	0.500	358	340	360	1.500	1.500	23	80.87	794	192,049.86	0.00
801 - 810	4	856,163.75	0.06	7.128	5.715	7.000	7.128	0.500	359	340	360	1.500	1.500	29	89.83	802	214,040.94	0.00
811 - 820	3	921,771.55	0.06	5.848	5.950	7.000	5.819	0.500	358	343	360	1.500	1.500	22	69.30	814	307,257.18	0.00
Total:	7,933	1,425,634,972.30	100.00	7.249	5.824	6.994	7.179	0.500	356	347	357	1.498	1.498	24	81.31	622	179,709.44	0.00

Min FICO: 500
Max FICO: 816
WA FICO: 622

Top

11 Madison Avenue
New York, New York 10010
www.csfb.com

Disclaimer:All data provided by New Century. This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.